UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17th Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300
David M. Mahle Jones Day 222 East 41st Street New York, New York 10017
Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

YORK ENHANCED STRATEGIES FUND, LLC

Semi-Annual Report
June 30, 2011

YORK ENHANCED STRATEGIES FUND, LLC

Semi-Annual Report

June 30, 2011(Unaudited)

YORK ENHANCED STRATEGIES FUND, LLC

June 30, 2011 (Unaudited)

Total Investments by Sector:

The following table represents the Company's holdings by sector at June 30, 2011 as a percentage of net assets:

Materials	4.6%
Consumer Cyclical	2.6
Financials	1.5
8.7%

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Liquidation Basis)

June 30, 2011 (Unaudited)

Par Value		Description	Value	Percentage of Net Assets
		CORPORATE BONDS
		FINANCIALS
	$2,500,000	0.00%, expired maturity Escrow #	—
	5,469,000	0.00%, expired maturity Escrow #	—
	2,360,000	0.00%, expired maturity Escrow #	—
		TOTAL FINANCIALS	—	—	^
		CONSUMER CYCLICAL
	1,000,000	Adelphia Communications Corp., 0.00%, expired maturity Escrow *+#	—
	3,300,000	Lear Corp., 5.75%, due 8/1/14 Escrow #*+	$77,550
		TOTAL CONSUMER CYCLICAL	77,550	—	^
		ENERGY
	2,500,000	Enron Corp., 6.31%, expired maturity *#	1,000	^
		FINANCIALS
		Washington Mutual Bank, *+
	2,500,000	0.00%, expired maturity	893,750
	5,469,000	0.00%, expired maturity	1,955,167
	2,360,000	0.00%, expired maturity	843,700
	2,500,000	0.00%, expired maturity Escrow #	—
	5,469,000	0.00%, expired maturity Escrow #	—
	2,360,000	0.00%, expired maturity Escrow #	—
		TOTAL FINANCIALS	3,692,617	1.3%
		TELECOMMUNICATION SERVICES
EUR	2,888,664	Hellas Telecommunications Luxembourg III, 8.50%, 10/15/13 #*+	31,421	—	^
		TOTAL CORPORATE BONDS (COST — $6,725,388)	3,802,588	1.3
		BANK DEBT AND TRADE CLAIMS
		CONSUMER CYCLICAL
	$2,501,689	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.75%, due 7/18/11 #+	25,017
	14,419,543	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 13.50%, due 10/1/12 #	7,209,771
		Lear Corp., *+
	1,000,000	Revolver Tranche A, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,000,000	Revolver Tranche B, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,700,000	Term Loan, USDLIBOR plus 1.75%, due 4/25/12 Escrow #	12,070
		TOTAL CONSUMER CYCLICAL	7,261,058	2.6

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Liquidation Basis) (Continued)

June 30, 2011 (Unaudited)

Par Value	Description	Value	Percentage of Net Assets
	ENERGY
	Enron Corp., *+
$1,616,742	Trade Claim 99092 #	$1,455
383,258	Trade Claim 99093 #	345
25,000,000	Trade Claim 99191 #	47
	TOTAL ENERGY	1,847	—	^
	TOTAL BANK DEBT AND TRADE CLAIMS (COST — $16,203,364)	7,262,905	2.6%
Number of Shares
	COMMON STOCKS
	CONSUMER CYCLICAL
1,001,485	Adelphia Recovery Trust Series ACC-1 INT #*	15,533	—	^
	MATERIALS
94,102	Tronox, Inc. *	13,174,280	4.6
	TECHNOLOGY
13	Shared Technologies, Inc., Escrow, due 11/9/15 *#	—	—	^
	TOTAL COMMON STOCKS (COST — $4,747,096)	13,189,813	4.6
	PRIVATES
	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares (acquired on 5/4/07)(restricted) *#	486,864	0.2
	TOTAL PRIVATES (COST — $7,221,663)	486,864	0.2
	TOTAL INVESTMENTS (COST — $34,897,511)	24,742,170	8.7
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	258,301,098	91.3
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$283,043,268	100.0%

Notes to Portfolio of Investments:

*  Non-income producing security.

#  Securities are valued at fair value per policies adopted by the Board of Directors. At June 30, 2011, $7,875,273 of securities were fair valued per these policies representing 2.8% of net assets applicable to common shareholders.

+  Issuer in default. At June 30, 2011, securities with a value of $3,854,722 were in default, representing 1.4% of net assets applicable to common shareholders.

^  Less than 0.1%.

USDLIBOR — London InterBank Offered Rate (Denominated in United States Dollars)

Currency Type Abbreviation:

EUR — Euro

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Liquidation Basis) (Continued)

June 30, 2011 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of June 30, 2011:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
United States Dollar	570,700	EUR	400,283	9/21/11	$8,254
United States Dollar	134,526	HKD	1,046,918	9/21/11	91
Hong Kong Dollar	1,046,918	USD	134,562	9/21/11	(55)
Euro	9,398,732	USD	13,464,999	9/21/11	(128,950)
					$(120,660)

Currency Type Abbreviations:

EUR — Euro

HKD — Hong Kong Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities (Liquidation Basis)

June 30, 2011 (Unaudited)

Assets
Investments — at value (cost $34,897,511)	$24,742,170
Cash at bank	247,650,461
Cash collateral	1,539,246
Receivable for investments sold	30,296,658
Interest and dividends receivable	156,962
Unrealized appreciation on forward foreign currency contracts	8,345
Other assets	185,087
304,578,929
Liabilities
Payable to custodian	10,188,835
Payable for investments purchased	3,738,745
Taxes payable	3,186,742
Professional fees payable	2,811,219
Management fees payable	1,350,275
Unrealized depreciation on forward foreign currency contracts	129,005
Accrued expenses and other payables	130,840
21,535,661
Net assets applicable to common shareholders	$283,043,268
Net asset value per common share ($283,043,268/331,919 common shares outstanding)	$852.75
Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	301,559,044
Accumulated undistributed net investment income	1,274,820
Accumulated undistributed net realized gain (loss)	(9,792,022)
Unrealized appreciation/(depreciation) on:
Investments	(10,155,341)
Forward foreign currency contracts and translations	153,448
Net assets applicable to common shareholders	$283,043,268

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations (Liquidation Basis)

For the six months ended June 30, 2011 (Unaudited)

Investment income
Interest	$6,380,874
Dividends (net of foreign withholding taxes of $150)	138,186
Total income	6,519,060
Expenses
Amortization of debt issuance costs (Note 2)	2,086,634
Management fee (Note 3)	1,423,927
Legal fees	1,342,409
Amortization of offering costs (preferred shares) (Note 2)	977,716
Audit fees	205,000
Directors' fees and expenses (Note 3)	123,350
Administration and transfer agent fees	105,793
Custodian fees	27,903
Other expenses	206,578
Expenses before interest expense and dividend distributions to term preferred shareholders	6,499,310
Interest expense (Note 1)	91,903
Dividend distributions to term preferred shareholders from net investment income	64,749
Total expenses	6,655,962
Net investment loss	(136,902)
Realized and unrealized gain (loss) on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations :
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	22,112,587
Written options	24,210
Foreign currency contracts	(64,008)
Net realized gain	22,072,789
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency exchanges and unfunded loan commitments	(10,531,803)
Written options	(9,400)
Forward foreign currency contracts and translations	(924,259)
Net change in unrealized depreciation	(11,465,462)
Net realized and unrealized gain on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations	10,607,327
Net increase in net assets applicable to common shareholders resulting from operations, before income taxes	10,470,425
Income tax provision (Note 4):	(1,160,011)
Net increase in net assets applicable to common shareholders resulting from operations	$9,310,414

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Six Months Ended	Year ended
	June 30, 2011(1)	December 31,
	(Unaudited)	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(136,902)	$22,151,683
Net realized gain	22,072,789	2,743,193
Net change in unrealized appreciation (depreciation)	(11,465,462)	26,230,667
Income tax provision	(1,160,011)	(12,126,731)
Net increase in net assets applicable to common shareholders resulting from operations	9,310,414	38,998,812
Net increase in net assets applicable to common shareholders	9,310,414	38,998,812
Net assets applicable to common shareholders — Beginning of period	273,732,854	234,734,042
Net assets applicable to common shareholders — End of period (including accumulated undistributed net investment income of $1,274,820 and $2,571,733, respectively)	$283,043,268	$273,732,854

  (1)    Liquidation basis.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows (Liquidation Basis)

For the six months ended June 30, 2011 (Unaudited)

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders from operations	$9,310,414
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	395,637,582
Purchases of long-term investments	(212,876,654)
Net change in unrealized appreciation of investments and written options	10,541,203
Net realized gain on investments and written options	(22,136,797)
Decrease in unrealized appreciation on forward foreign currency contracts and translations	924,259
Accretion/amortization of discounts and premiums, net	724,884
Amortization of debt issuance costs	2,086,634
Amortization of offering costs (preferred shares)	977,716
Decrease in interest and dividends receivable	2,153,732
Decrease in fair value of undrawn loan commitments	13,171
Decrease in other assets	1,925,491
Decrease in management fee payable	(1,076,073)
Decrease in taxes payable	(8,939,989)
Decrease in dividends payable on term preferred shares	(29,142)
Decrease in commitment fees payable	(12,356)
Decrease in interest payable on notes	(24,009)
Increase in professional fees payables	1,547,408
Decrease in accrued expenses and other payables	(92,818)
Net cash provided by operating activities	180,654,656
Cash flows from financing activities:
Redemption of Series A-1 preferred stock	(108,999,000)
Redemption of senior revolving notes	(77,000,000)
Redemption of Series A-2 preferred stock	(1,000)
Net cash used in financing activities	(186,000,000)
Net decrease in cash	(5,345,344)
Cash at beginning of period	244,346,216
Cash at end of period	$239,000,872
Supplemental disclosure of cash flow information:
Interest paid on notes during the period	$76,529
Dividends paid to term preferred shareholders during the period	$92,891

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	For the Six Months Ended June 30, 2011		Year ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Selected data for a common share outstanding throughout the period.
Net asset value, beginning of period	$824.70		$707.20	$421.92	$877.36	$989.42	$926.57
Increase (decrease) in net assets from operations:
Net investment income (loss)*	(0.41)		66.74	57.85	108.84	57.45	19.73 (3)
Net realized and unrealized gain (loss) on investments*	28.46		50.76	261.39	(459.74)	(1.81)	107.57
Net increase (decrease) in net assets applicable to common shareholders from operations	28.05		117.50	319.24	(350.90)	55.64	127.30
Distributions to common shareholders from:
Net investment income	—		—	(1.78)	(95.59)	(86.93)	(38.62)
Net realized gains	—		—	—	(8.95)	(80.77)	(25.83)
Return of capital	—		—	(32.18)	—	—	—
Total distributions	—		—	(33.96)	(104.54)	(167.70)	(64.45)
Net asset value, end of period	$852.75		$824.70	$707.20	$421.92	$877.36	$989.42
Total return per common share	3.40%		16.61%	76.16%	(42.00)%	5.39%	13.74%
Percentages and supplemental data:
Net assets, end of period (000's)	$283,043		$273,733	$234,734	$140,042	$291,213	$328,408
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses before management fee waiver (excluding interest expense and preferred share distributions)	2.30	%(4)	3.46%	3.73%	(2.22)%	4.19%	7.19%
Expenses before management fee waiver (including interest expense and preferred share distributions)	2.36	%(4)	3.96%	4.75%	1.37%	9.24%	9.85%
Expenses before management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	2.36	%(4)	3.96%	4.75%	6.89%	7.74%	6.00%
Expenses after management fee waiver (excluding interest expense and preferred share distributions)	2.30	%(4)	2.29%	3.73%	(2.22)%	4.19%	7.19%
Expenses after management fee waiver (including interest expense and preferred share distributions)	2.36	%(4)	2.80%	4.75%	1.37%	9.24%	9.85%
Expenses after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	2.36	%(4)	2.80%	4.75%	6.89%	7.74%	6.00%
Net investment income before management fee waiver (excluding interest expense and preferred share distributions)	0.01	%(4)	7.93%	11.20%	17.98%	11.21%	4.10%
Net investment income (loss) after management fee waiver (including interest expense and preferred share distributions)	(0.05	)%(4)	8.59%	10.18%	14.39%	6.15%	1.44%
Net investment income (loss) after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	(0.05	)%(4)	8.59%	10.18%	8.87%	7.65%	5.29%
Asset coverage per preferred share (1)	—		$4,218	$3,860	$2,899	$5,158	$6,999
Liquidation and market value per preferred share	—		$1,000	$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (2)	—		$5,971	$5,464	$4,717	$3,470	$3,532
Liquidation value of preferred shares outstanding (000's)	—		$109,000	$109,000	$109,000	$109,000	$81,750
Aggregate principal amount of senior revolving notes outstanding (000's)	—		$77,000	$77,000	$67,000	$162,000	$162,000
Portfolio turnover rate	14	%(5)	186%	202%	110%	155%	159%

* Per share amounts are based upon the average number of common shares outstanding.

  (1)  Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the period.

  (2)  Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the period times $1,000.

  (3)  The 2006 dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into investment income to conform with the 2007 presentation.

  (4)  Annualized.

  (5)  Not annualized.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis)
June 30, 2011 (Unaudited)

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Company received its initial funding on November 17, 2005 (the "Closing Date") in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company was for ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders or terminated prior to such time pursuant to the terms of the Operating Agreement, dated November 3, 2005.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company's objective was to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invested in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares ("Common Shares") in the amount of $325,000,000 (the "Common Commitments"), Series A-1 floating rate term preferred shares (the "Term Preferred Shares") in the amount of $108,999,000 (the "Preferred Commitments"), one Series A-2 preferred share (the "Special Share") in the amount of $1,000, and debt (the "Notes") in the amount of $216,000,000 (the "Debt Commitments") (together, $650,000,000 of "Capital Commitments").

On February 4, 2011, the Company elected to redeem the outstanding drawn amounts of Term Preferred Shares and Special Share (together, the "Preferred Shares") and repay the Notes. Upon redemption and repayment, all of the agreements related to the Preferred Shares and the Notes were terminated and therefore the Company cannot make any additional borrowings and no Preferred Shares remained outstanding. All associated offering/issuance costs related to the Preferred Shares and Notes were expensed in February 2011. On May 24, 2011, shareholders approved the liquidation and dissolution of the Company. In connection with the liquidation, the Company adopted the liquidation basis of accounting, which among other things, requires the Company to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Company to the extent that they are reasonably determinable.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds"), have been established as entities whose sole investment is in Common Shares of the Company and at June 30, 2011 owned 47.4% and 22.2%, respectively, of the Company's issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares had a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares ranked on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, ranked junior to any borrowings and other debts and expenses of the Company, including the Notes, and ranked senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, were entitled to elect two of the Company's Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At June 30, 2011, no Term Preferred Shares were outstanding.

Special Share

The Special Share was redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share was entitled to dividends as described in Note 3. During the six months ended June 30, 2011, the Special Share was not entitled to a dividend. At June 30, 2011, the Special Share was not outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

Notes

The Company entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes were repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature on November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. During the six months ended June 30, 2011, the Company paid down $77,000,000 of the Notes. As of June 30, 2011, no Notes were outstanding. In connection with the repayment of the Notes and the redemption of the Preferred Shares, the agreements related to the Notes and the Preferred Shares, including the revolving credit agreements, insurance policy and the pledge and intercreditor agreement were terminated. Accordingly, as of June 30, 2011, the Company has no outstanding liens on the assets in the portfolio as a result of the agreements related to the Notes and the Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, was subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the six months ended June 30, 2011, the Company did not exceed this limit. Since the Notes and Preferred Shares were repaid, this administrative expense limit is no longer applicable.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation — The net asset value ("NAV") per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company ("York" or "the Investment Manager") or the Board of Directors.

Cash — Cash in the Statement of Cash Flows comprises cash on hand including cash collateral. Cash collateral in the amount of $1,539,246 has been pledged to cover the Company's open forward contracts.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company's investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets.

In the event the Company acquires securities or other financial instruments for which recent brokerage or similar quotations are not available, such securities will be valued at their fair value as determined in good faith by York. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

The unrealized gain or loss on open forward currency contracts is calculated as the difference between the contracted rate and the rate to close out the contract. Open forward currency contracts are valued based upon forward rates available from reputable established sources.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which with accrued interest, approximates fair value.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Bank Debt and Other Direct Debt Instruments — The Company may invest in loans and debt or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. Bank debt involves a risk of insolvency of the lending bank or other financial intermediary.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Prior to redemption of the Preferred Shares, costs incurred in connection with the offering of the Term Preferred Shares were recorded as preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. In February 2011, all such remaining costs were expensed in connection with the redemption of the Preferred Shares.

Debt Issuance Costs — Prior to repayment of the Notes, costs incurred in connection with placing the Company's Notes were recorded as debt issuance costs and were amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. In February 2011, all such remaining costs were expensed in connection with the repayment of the Notes in the amount of $2,086,634.

Federal Income Taxes — The Company for the period since inception until December 31, 2009 had elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. During this period the Company met the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax had been made. However, the Company could have been restricted from making distributions necessary to qualify as a RIC during this period due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes.

For the taxable year ended December 31, 2010, the Company did not qualify for U.S. Federal tax purposes as a RIC that is accorded special tax treatment under the Internal Revenue Code due to an investment that generated non- qualifying income in excess of 10% of the Company's total gross income. The non-qualifying income is derived from a corporate restructuring relating to such investment.

For the year ended December 31, 2010, the Company was treated as a regular C corporation for U.S. federal income tax purposes and, as such, was obligated to pay applicable federal, state and local corporate taxes on its net taxable income. Net taxable income is generally, the sum of its net investment income and capital gain (i.e., the excess of all capital gains over all capital losses including any applicable capital loss carryforward). The Company's tax expense and accrual is included in the Statement of Operations and Statement of Assets and Liabilities. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. The various investments of the Company may cause the Company to be subject to state income taxes on a portion of its income at various rates.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

At June 30, 2011, the Federal income tax cost basis of securities was $34,985,769 and, accordingly, net unrealized depreciation for Federal income tax purposes was $10,243,599 of which $9,320,082 related to appreciated securities and $19,563,681 related to depreciated securities.

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions, if any, are recorded on the ex-dividend date.

The Company did not make any distributions to its shareholders for the six months ended June 30, 2011 and the year ended December 31, 2010.

Indemnifications — Under the Company's organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee ("Management Fee") at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company's assets less investment related payables. York elected to waive $3,014,362 of the Management Fee for 2010.

Additionally, as holder of the Special Share, York was entitled to contingent dividends (the "Carried Interest") equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital was cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share was entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares were at least 80% of the total cumulative dividends.

As of June 30, 2011, the Special Share was not outstanding and York was not entitled to a Carried Interest payment. York has elected to waive all future Carried Interest payments.

Directors' Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $21,772,000 attributable to affiliates of York.

4. Income Tax Provision:

For the year ended December 31, 2010, the Company was treated as a regular C corporation for U.S. federal income tax purposes and as such was obligated to pay federal and state and local income tax on its taxable income. In all prior years, the Company qualified as a RIC. In addition, based on the current assets held by the Company and the proceeds from the disposition of the assets in connection with the liquidation of the Company, it is expected that the Company will be taxed as a regular C corporation and will not be treated as a RIC for U.S. federal income tax purposes for the taxable year ending December 31, 2011. As a result, the Company's income tax expense is included in the Statement of Operations. The current U.S. federal maximum graduated income tax rate for corporations is 35%.

The Company is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of December 31, 2010, management has

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

evaluated the application of these standards to the Company and has determined that no provision for income tax is required in the Company's financial statements for uncertain tax positions.

5. Fair Value Measurement:

The Company applies the provisions of Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

The following table summarizes the valuation of the Company's investments in accordance with the above ASC 820 fair value hierarchy levels as of June 30, 2011:

	Level I	Level II	Level III	Total
Investments in Securities — Assets
Corporate Bonds	$—	$3,692,617	$109,971	$3,802,588
Bank Debt and Trade Claims	—	—	7,262,905	7,262,905
Common Stocks	13,174,280	—	15,533	13,189,813
Private Investment	—	—	486,864	486,864
	$13,174,280	$3,692,617	$7,875,273	$24,742,170
Other Financial Instruments* — Assets
Foreign Forward Currency Contracts	$—	$8,345	$—	$8,345
Other Financial Instruments* — Liabilities
Foreign Forward Currency Contracts	—	(129,005)	—	(129,005)
Total	$13,174,280	$3,571,957	$7,875,273	$24,621,510

  *  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

During the six months ended June 30, 2011, there were no transfers between Level I and Level II investments.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate Bonds	Asset Backed Bonds	Bank Debt and Trade Claims	Common Stocks and Warrants	Private Investment
Balance as of 12/31/10	$16,756,277	$1,579,434	$28,807,684	$15,533	$660,865
Realized gain (loss), net	273,343	465,283	401,431	—	—
Change in unrealized appreciation (depreciation), net**	(7,651,888)	(169,226)	(5,683,608)	—	(174,001)
Accretion (amortization) of discounts/premiums, net	(35,005)	—	(260,755)	—	—
Purchases	—	—	5,661,698	—	—
Sales	(9,232,756)	(1,875,491)	(21,663,545)	—	—
Transfers into Level III	—	—	—	—	—
Transfers out of Level III	—	—	—	—	—
Balance as of 06/30/2011	$109,971	$—	$7,262,905	$15,533	$486,864

  **  Of which, $(694,726) is included in Net Assets relating to securities held at the reporting period end.

6. Investment Transactions:

During the six months ended June 30, 2011, the Company made purchases and sales totaling $20,864,457 and $230,643,345, respectively, of investment securities excluding U.S. Government securities and short-term investments.

The written options activity for the six months ended June 30, 2011 were as follows:

	# of Contracts	Premiums
Balance as of December 31, 2010	100	$24,400
Options written	—	—
Options terminated in closing purchase transactions	(100)	(24,400)
Options expired	—	—
Balance as of June 30, 2011	—	$—

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

7. Derivatives:

ASC 815-10, Derivatives and Hedging, requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company applies the provisions of ASC 815-10. As ASC 815-10 only affects financial statement disclosure, the impact of adoption is limited to financial statement disclosure.

Prior to the adoption of the Plan of Liquidation and Distribution (the "Plan") (see Note 11 below) in the normal course of business, the Company entered into derivative contracts for trading purposes. Derivatives are either exchange-traded or over-the-counter ("OTC") contracts. Exchange traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Company's derivatives primarily included forward foreign currency contracts. Typically, these derivative contracts served as components of the Company's investment strategies and were utilized primarily as economic hedges, consisting primarily of foreign exchange risk exposure.

The following table lists the net realized gain/(loss) and net change in unrealized gain/(loss) on derivatives by contract type, as included in the statement of operations for the six months ended June 30, 2011.

Fair values of derivative instruments not accounted for as hedging instruments as of June 30, 2011 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$8,345	Unrealized depreciation on forward foreign currency contracts	$129,005

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 are as follows:

Amount of Realized Gain (Loss) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income
	Derivatives, carried at fair value
Foreign exchange contracts	Foreign currency contracts	$(589,936)
Equity contracts	Written options	24,210
Total		$(565,726)

Change in Unrealized Appreciation (Depreciation) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income

	Derivatives, carried at fair value
Foreign exchange contracts	Forward foreign currency contracts and translations	$252,214
Equity contracts	Written options	(9,400)
Total		$242,814

For the six months ended June 30, 2011, the Company's average volume of derivative activities are as follows:

Forward Currency Contracts — Purchased (Value at Settlement Date Payable)	Forward Currency Contracts — Sold (Value at Settlement Date Receivable)
$14,241,201	$28,823,700

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

8. Investment Risks:

The Company's investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency and liquidity risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company's securities transactions as well as execution of forward currency contracts are provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company may be subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

The Company may invest in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Investment in debt exposes the Company to the risk that an issuer may default on the payment of interest, principal or both. The extent of the Company's exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company's Statement of Assets and Liabilities.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk — The Company may invest in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company's assets or liabilities which are denominated in currencies other than the United States Dollar. The Company may enter into forward foreign currency contracts to minimize this currency risk.

Liquidity risk — Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

9. Subsequent Events:

We have evaluated for subsequent events through the issuance date of the financial statements. The Company made an initial liquidating cash distribution to the holders of Common Shares of approximately 80% of the Company's net assets on August 5, 2011 in the amount of $226,435,142.

10. Change in Accountants:

On February 1, 2011, Ernst & Young LLP ("E&Y") informed the Company that E&Y would resign as the independent registered public accounting firm of the Company effective immediately. The resignation resulted from a passive, non-controlling, minority investment by an affiliate of Credit Suisse Group AG ("Credit Suisse") in York, which may have impaired E&Y's independence because Credit Suisse is a lender to E&Y.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
June 30, 2011 (Unaudited)

E&Y's reports on the Company's financial statements for the years ending December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ending December 31, 2008 and December 31, 2009 and the interim period from January 1, 2010 through February 8, 2011, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period.

During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On February 8, 2011, the Audit Committee of the Company's Board of Directors appointed and formally engaged Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for the fiscal years ending December 31, 2010 and December 31, 2011. The Audit Committee decided to change and approved the change. During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, neither the Company nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

11. Special Meeting of Shareholders:

On March 18, 2011, the Board of Directors approved and adopted the Company's Plan of Liquidation and Distribution ("Plan") and directed that the Plan be submitted for consideration by the Company's shareholders. On May 24, 2011, at a special meeting of the shareholders of the Company, the shareholders of the Company approved the Plan, which includes the sale or other disposition of the Company's investments and the distribution of the net proceeds to its shareholders. The results of the vote were:

For	Against	Abstain
321,452	7,660	0

YORK ENHANCED STRATEGIES FUND, LLC

June 30, 2011 (Unaudited)

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company's second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company's first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Forms N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company's policies and procedures with respect to the voting of proxies relating to the Company's portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC's website at www.sec.gov. The Company's proxy voting history is also available on Form N-PX, which can be found by accessing the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

Not applicable for filing of semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) The Schedule of Investments is included in the Semi-Annual Stockholder Report in Item 1.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

No change.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of 2011 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: August 25, 2011

By:	/S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: August 25, 2011